Allstate Life Insurance Company
               Allstate Life Insurance Company Separate Account A

                        Supplement, dated October 1, 2002
                                     to the
    Prospectuses and Statements of Additional Information, dated May 1, 2002 for the Putnam Allstate Advisor Variable Annuities
           (Advisor, Advisor Plus, Advisor Preferred and Advisor Apex)


This supplement amends the May 1, 2002 prospectuses and statements of additional information for Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred and Putnam Allstate Advisor Apex variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

Effective October 1, 2002, the Putnam VT Global Growth Fund changed its name to the Putnam VT Global Equity Fund. The investment objective for this Fund has not changed.

The prospectuses and statements of additional information are revised as follows:

o Delete all references to the Putnam VT Global Growth Fund and replace with the Putnam VT Global Equity Fund.

o Delete all references to the Putnam Global Growth Variable Sub-Account and replace with the Putnam Global Equity Variable Sub-Account.